EXHIBIT 99.1

WEIL, GOTSHAL & MANGES LLP
767 FIFTH AVENUE
NEW YORK, NEW YORK 10153-0119
TELEPHONE: (212) 310-8000
FACSIMILE: (212) 310-8007
GEORGE A. DAVIS, ESQ. (GD 3761)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------X
                                                      :
IN RE                                                 :  CHAPTER 11 CASE NO.
                                                      :
IMPATH INC., ET AL.,                                  :  03-16113 (PCB)
                                                      :
                  DEBTORS.                            :  (JOINTLY ADMINISTERED)
                                                      :
------------------------------------------------------X



                       MONTHLY OPERATING STATEMENT FOR THE
                    PERIOD OF APRIL 1, 2004 TO APRIL 30, 2004

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                                      Chapter 11

         IN RE: IMPATH INC., ET AL.,                      Case no.03-16113 (PCB)

                   MONTHLY OPERATING STATEMENT FOR THE PERIOD
                            APRIL 1 TO APRIL 30, 2004

DEBTORS' ADDRESS:    IMPATH Inc.
                     Attn: Ernest D'Ambrose
                     521 West 57th St.
                     New York, NY 10019

DISBURSEMENTS (1):   April 1-30, 2004
                     IMPATH Inc. (03-16113)                          $18,053,329
                     IMPATH Physician Services, Inc. (03-16114)               $0
                     IMPATH Predictive Oncology, Inc. (03-16115)        $775,024
                     IMPATH Information Services, Inc. (03-16116)             $0
                     Tamtron Corp. (03-16117)                            $22,060
                     Medical Registry Services, Inc. (03-16118)         $764,535
                                                                     -----------
                     TOTAL DISBURSEMENTS                             $19,614,949


DEBTORS' ATTORNEY:   Weil, Gotshal & Manges LLP
                     George A. Davis (GD 2761)
                     767 Fifth Avenue
                     New York, NY 10153

REPORT PREPARER:     IMPATH Inc.

Note 1: This report does not include a balance sheet due to the ongoing reconciliation of the Debtor's accounting records.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.

DATE:  June 8, 2004
                                                     /s/ Holly Etlin
                                                     ---------------------------
                                                     Holly Etlin
                                                     Chief Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
INCOME STATEMENT
DOLLARS IN ACTUAL AMOUNTS

                                                              APRIL 1- MAY 1
                                                              --------------
Revenue
      Sales-Diagnostic                                            17,873,939
      Less: Allowed Differences                                   (6,010,270)
                                                       ----------------------
           Net Diagnostic Sales                                   11,863,669
      Biopharmaceutical Sevices                                      335,125
      Information Services                                                 0
                                                       ----------------------
           TOTAL REVENUE                                          12,198,793

COGS
      Employee Comp & Benefits                                     3,527,013
      Labratory Supplies & Consultants                               886,023
      Auto & Courier Expenses                                        363,875
      Professional Liability Insurance                               233,587
      Laboratory Depreciation & Amortization                         490,863
                                                       ----------------------
Total COGS Incl Lab D&A                                            5,501,361

                                                       ----------------------
GROSS PROFIT                                                       6,697,432
                                                       ----------------------

SALES & MARKETING
      Employee Comp & Benefits                                     2,266,539
      Marketing Expense                                               32,107
      Total Travel & Entertainment                                   119,224
                                                       ----------------------
Total Sales & Marketing                                            2,417,870

GENERAL & ADMINISTRATIVE
      Employee Comp & Benefits                                     1,859,395
      Auto & Courier Expenses                                         15,456
      Bad Debt Expense                                             2,161,356
      Travel & Entertainment                                          75,447
      Rent, R.E. Tax & R&M                                         1,151,860
      Utilities                                                       87,465
      Insurance                                                      161,499
      Misc. Operating Expenses                                       572,705
      Non-Lab Depreciation & Amortization                            377,292
                                                       ----------------------
Total General & Administrative                                     6,462,475
                                                       ----------------------

TOTAL OPERATING EXPENSES                                          14,381,706

                                                       ----------------------
OPERATING INCOME - EBIT                                           (2,182,912)
                                                       ----------------------

      Net Non-Operating Income (Expense)                         (17,762,565)

                                                       ----------------------
EARNINGS (LOSS) BEFORE TAXES                                     (19,945,477)
                                                       ----------------------

      Total Provision for Income Tax                                  11,963

                                                       ----------------------
NET INCOME (LOSS)                                                (19,957,440)
                                                       ======================


NOTE:  EBITDA                                                     (1,572,033)

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS

                                                               APRIL-04
                                                               --------

Beginning Book Cash Balance                                   2,225,938
Receipts:
  Accounts Receivable Collections                            10,771,721
 Other Cash Receipts                                                  -
                                                      ------------------
Total Receipts:                                              10,771,721

 Operating Disbursements:
  Payroll                                                    (7,226,622)
  Payroll Taxes                                              (4,248,622)
  Benefits                                                     (941,686)
  Auto Expense                                                  (64,435)
  Courier Expense                                              (361,210)
  Equipment Leases (Capital Leases)                            (401,462)
  Insurance                                                    (742,040)
  Lab Supplies                                               (1,518,102)
  Consultants/Temp. Employees                                  (403,726)
  Operational Supplies                                         (101,775)
  Ordinary Course Professional Fees                              (4,816)
  Rent                                                         (534,446)
  Travel & Entertainment (Emp. T&E)                            (222,573)
  Utilities                                                    (121,493)
  Miscellaneous Operating Expenses                             (355,675)
  Interest                                                     (200,000)
  Taxes                                                        (783,533)
  Capital Expenditures                                          (44,423)
  Contingency                                                         -
                                                      ------------------
Total Operating Disbursements:                              (18,276,638)
                                                      ------------------
Net Cash Flow From Operations:                               (7,504,916)
                                                      ------------------
Restructuring Costs:
  Professional Fees                                          (1,338,312)
  Incentive/Retention Payments                                        -
  Trustee Fees                                                        -
Other Restructuring Costs                                             -
                                                      ------------------
Total Restructuring Costs                                    (1,338,312)
                                                      ------------------

Non-Operating Cash Inflows/(Outflows):
  Sale of IIS / Net Reimbursement of Transaction
  Costs from Genzyme                                                  -
                                                      ------------------
  Sale of Core Business                                       1,298,084
                                                      ------------------
  Recovery of Taxes Paid                                              -
                                                      ------------------
  A/R / Stipulated Secured Claim                                      -
                                                      ------------------
  Other Non-Operating                                        10,000,000
                                                      ------------------
Total Non-Operating Inflows/(Outflows)                       11,298,084
                                                      ------------------

Net Cash Flow                                                 2,454,857
                                                      ------------------

ENDING BOOK CASH BALANCE                                      4,680,795
                                                      ------------------

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
APRIL 1-30


----------------------------------------------------------------------------------------------------------------------------
                                                                                      TAXES WITHHELD,
                                                                                        COLLECTED OR
 JURISDICTION                       TYPE OF TAX                                           INCURRED              TAXES PAID
----------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
Federal                            Withholding                                           2,038,388.41          2,038,388.41
Federal                            Social Security EE                                      568,120.75            568,120.75
Federal                            Social Security ER                                      568,945.60            568,945.60
Federal                            Medicare EE                                             161,369.41            161,369.41
Federal                            Medicaid ER                                             161,463.31            161,463.31
Federal                            Unemployment                                              2,053.61              2,053.61

Alabama                            Withholding, SUI                                          1,856.04              1,856.04
Arizona                            Withholding, SUI                                         28,340.48             28,340.48
California                         Withholding, SUI, Disability                            230,332.46            230,332.46
Colorado                           Withholding, SUI                                          2,176.69              2,176.69
Conneticut                         Withholding, SUI                                          4,456.05              4,456.05
Florida                            SUI                                                         180.23                180.23
Georgia                            Withholding, SUI                                          7,569.28              7,569.28
Illinois                           Withholding, SUI                                            836.78                836.78
Indiana                            Withholding, SUI                                          1,132.19              1,132.19
Iowa                               Withholding, SUI                                            344.59                344.59
Kansas                             Withholding, SUI                                          1,294.79              1,294.79
Louisiana                          Withholding, SUI                                          1,377.35              1,377.35
Maryland                           Withholding, SUI                                            602.28                602.28
Massachusetts                      Withholding, SUI                                         19,579.68             19,579.68
Michigan                           Withholding, SUI                                            447.13                447.13
Missouri                           Withholding, SUI                                          1,078.98              1,078.98
Montana                            Withholding, SUI                                              0.00                  0.00
New Jersey                         Withholding, SUI, Disability                             16,531.49             16,531.49
New York                           Withholding, SUI, Disability                            334,839.60            333,464.63
North Carolina                     Withholding, SUI                                          2,121.10              2,121.10
Ohio                               Withholding, SUI                                          2,624.23              2,624.23
Pennsylvania                       Withholding, SUI, Disability                              1,491.82              1,491.82
Rhode Island                       Withholding, SUI, Disability                                317.32                317.32
Texas                              SUI                                                          58.85                 58.85
Utah                               Withholding, SUI                                          2,924.56              2,924.56
Virginia                           Withholding, SUI                                              0.00                  0.00
Washington                         SUI                                                         543.64                543.64

New York City                      Withholding                                              86,597.93             86,597.93

                                                                               ---------------------------------------------
TOTAL PAYROLL TAXES                                                                    $ 4,249,996.63        $ 4,248,621.66




SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
APRIL 1-30

----------------------------------------------------------------------------------------------------------------------------
                                                                                      TAXES WITHHELD,
                                                                                        COLLECTED OR
 JURISDICTION                       TYPE OF TAX                                           INCURRED              TAXES PAID
----------------------------------------------------------------------------------------------------------------------------
NON-PAYROLL TAXES
Alabama                            Sales and Use Taxes                                                               615.00
Arizona (including counties)       Sales and Use Taxes                                                               583.65
California (including counties)    Sales and Use Taxes                                                                 6.02
Colorado                           Sales and Use Taxes
Conneticut                         Sales and Use Taxes
Delaware                           Sales and Use Taxes, Franchise Tax                                              9,906.66
Florida                            Sales and Use Taxes                                                             1,876.32
Georgia                            Sales and Use Taxes
Illinois                           Sales and Use Taxes
Iowa                               Sales and Use Taxes
Maine                              Sales and Use Taxes
Maryland                           Sales and Use Taxes
Massachusetts                      Sales and Use Taxes
Michigan                           Sales and Use Taxes                                                             2,443.42
Minnesota                          Sales and Use Taxes                                                             4,920.32
Mississippi                        Sales and Use Taxes
Missouri                           Sales and Use Taxes                                                             5,422.99
New Jersey                         Sales and Use Taxes                                                           690,000.00
New York                           Sales and Use Taxes, Commercial Rent                      8,094.72                 97.20
North Carolina                     Sales and Use Taxes
Ohio                               Sales and Use Taxes                                                             1,466.25
Oklahoma                           Sales and Use Taxes                                                             6,397.18
Pennsylvania                       Sales and Use Taxes                                                            26,000.00
South Carolina                     Sales and Use Taxes
Tennessee                          Sales and Use Taxes
Texas                              Sales and Use Taxes                                                            12,684.53
Utah                               Sales and Use Taxes                                                               447.36
Virginia                           Sales and Use Taxes
Washington                         Sales and Use Taxes                                                               118.76
West Virginia                      Sales and Use Taxes                                                            20,547.20
Wisconsin                          Sales and Use Taxes

                                                                               ---------------------------------------------
TOTAL NON-PAYROLL TAXES                                                                    $ 8,094.72          $ 783,532.86

                                                                               ---------------------------------------------
TOTAL TAXES                                                                            $ 4,258,091.35        $ 5,032,154.52

